                         PRT GROUP INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


         The following unaudited pro forma condensed consolidated financial statements of PRT Group Inc. and Subsidiaries (the "Company") give effect to the acquisition on April 15, 1998 of the Institute for Software Process Improvement, Inc. ("ISPI") for approximately $2.7 million in cash. The unaudited pro forma condensed consolidated statement of operations also give effect to the acquisition of (i) all of the issued and outstanding capital stock of Computer Management Resources, Inc. ("CMR") for cash of $2,864,000, a $2,000,000 promissory note and 119,181 shares of the Company's Common Stock valued as $12 per share on July 1, 1997 and (ii) substantially all the assets of Advanced Computer Technologies ("ACT") for $13.1 million in cash on January 31, 1998.
The pro forma information is based on the historical financial statements of the Company, ISPI, CMR and ACT giving effect to the aforementioned acquisitions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements.

         The allocation of the ISPI purchase price has not been finally determined. Accordingly, the accounts reflected in the pro forma condensed consolidated financial statements may differ from the amounts that would have been determined if the final purchase price allocation had been known.

         The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 give effect to the ISPI, CMR and ACT acquisitions as if they had occurred on January 1, 1997. The unaudited pro forma condensed consolidated balance sheet as of March 31, 1998 gives effect to the acquisition of ISPI as if it had been consummated on March 31, 1998. The Company's historical March 31, 1998 balance sheet includes CMR and ACT.

         The pro forma condensed consolidated financial statements have been prepared by the Company's management. The pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if the acquisitions had been consummated on the dates indicated or which may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements and notes of ISPI included herein and the consolidated financial statements and notes of PRT Group Inc. included in the Company's Annual Report on Form 10K for the year ended December 31, 1997.

                                 PRT GROUP INC.
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1997
                                ($ IN THOUSANDS)


                                                   Company            CMR                                          ACT
                                                 Year Ended     Six Months Ended                                Year Ended
                                                Dec. 31, 1997    June 30, 1997      Adjustments    Proforma    Dec. 31, 1997
                                                -------------   ----------------    -----------    --------    -------------
Revenues                                              59,816          4,265               -         64,081         13,751
Cost of Revenues                                      40,898          3,185               -         44,083          9,222
                                                -------------    ---------------    -----------    --------    -------------
Gross Profit                                          18,918          1,080               -         19,998          4,529


Selling, general and administrative expenses          19,332          1,350             153 (a)     20,835          4,018
                                                -------------    ---------------    -----------    --------    -------------
Income (loss) from operations                           (414)          (270)           (153)          (837)           511

Other income (expenses):
Interest Expense                                        (577)            (4)            (97)(b)       (678)           (12)
Interest Income                                          613              3               -            616              -
                                                -------------    ---------------    -----------    --------    -------------

Income (loss) before income taxes                       (378)          (271)           (250)          (899)           499


Income tax expense (benefit)                             175           (110)           (149)(c)        (84)             4
                                                -------------    ---------------    -----------    --------    -------------

Net Income (loss)                                       (553)          (161)           (101)          (815)           495
                                                =============    ===============    ===========    ========    =============


Basic  net loss per share                              (0.04)
                                                =============

Weighted Average number
  of shares used in
    computing basic net
        loss per share                            14,728,087
                                                =============



                                                                               ISPI
                                                                             Year Ended
                                                  Adjustments   Proforma    Dec. 31, 1997   Adjustments    Proforma
                                                  -----------   ---------   -------------   -----------   -----------
Revenues                                                -         77,832        2,310            -             80,142
Cost of Revenues                                        -         53,305        1,341            -             54,646
                                                  -----------   ---------   -------------   -----------   ------------
Gross Profit                                                      24,527          969            -             25,496


Selling, general and administrative expenses          596 (a)     25,449          651          126 (a)         26,226
                                                  -----------   ---------   -------------   -----------   ------------
Income (loss) from operations                        (596)          (922)         318         (126)              (730)

Other income (expenses):
Interest Expense                                        -           (690)         (30)           -               (720)
Interest Income                                         -            616            -            -                616
                                                  -----------   ---------   -------------   -----------   ------------

Income (loss) before income taxes                    (596)          (996)         288         (126)              (834)


Income tax expense (benefit)                          (49)(c)       (129)           3          (52)(c)           (178)
                                                  -----------   ---------   -------------   -----------   ------------

Net Income (loss)                                    (547)          (867)         285          (74)              (656)
                                                  ===========   =========   =============   ===========   ============


Basic  net loss per share                                                                                       (0.04)
                                                                                                          ============

Weighted Average number
  of shares used in
    computing basic net
        loss per share                                                                                     14,787,678
                                                                                                          ============

                                 PRT GROUP INC.
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                  MARCH 31,1998
                                ($ IN THOUSANDS)

Assets                                                                  PRT     ISPI   ADJUSTMENTS     PRO-FORMA
                                                                     --------   ----   -------------   ---------
Current assets
   Cash and  equivalents                                               7,119      27    (2,700)           4,446
   Marketable debt securities                                         14,622       -         -           14,622
   Accounts receivable , net                                          20,430     494         -           20,924
   Prepaid expenses and other current assets                           1,677      28         -            1,705
                                                                     --------   ----   -------------   ---------
Total current assets                                                  43,848     549    (2,700)          41,697

Fixed assets,net                                                       9,726      37       (37) (d)       9,726
Goodwill, net                                                         18,688       -     2,529  (d)      21,217
Other assets                                                             532       -         -              532
                                                                     --------   ----   -------------   ---------
Total assets                                                          72,794     586      (208)          73,172
                                                                     ========   ====   =============   =========

Current liabilities
   Borrowings under line of credit                                         -     247         -              247
   Due to stockholders                                                     -      72       (72) (d)           -
   Accrued compensation                                                3,431      47         -            3,478
   Accounts payable and other accrued expenses                         5,872      84         -            5,956
   Deferred income taxes                                                 113       -         -              113
   Current portion of capital leases obligations                         547       -         -              547
   Deferred revenue                                                    1,107       -         -            1,107
                                                                     --------   ----   -------------   ---------
Total  current liabilities                                            11,070     450       (72)          11,448

Note payable                                                           1,000       -         -            1,000
Deferred income taxes                                                     44       -         -               44
Capital lease obligations, net of current portion                        734       -         -              734
                                                                     --------   ----   -------------   ---------
                                                                      12,848     450       (72)          13,226


Stockholders' equity
   Common stock                                                           18       -         -               18
   Additional paid in capital                                         86,407      50       (50)          86,407
   Retained earnings (deficit)                                       (26,079)     86       (86)         (26,079)
   Treasury stock                                                       (400)      -         -             (400)

                                                                     --------   ----   -------------   ---------
Total stockholders' equity                                            59,946     136      (136) (d)      59,946

Total liabilities and stockholders' equity                            72,794     586      (208)          73,172
                                                                     ========   ====   =============   =========

                                 PRT GROUP INC.
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                           QUARTER ENDED MARCH 31,1998
                                 (IN THOUSANDS)

                                                                       MONTH ENDING
                                                                         1/31/98
                                                   COMPANY                 ACT             ISPI
                                                   HISTORICAL           HISTORICAL       HISTORICAL    ADJUSTMENTS       PRO FORMA
                                                   -------------------------------------------------------------------------------
Revenues                                                    18,852         1,347           487                -           20,686
Cost of Revenues                                            15,317           943           324                -           16,584
                                                   -------------------------------------------------------------------------------
Gross Profit                                                 3,535           404           163                -            4,102


Selling, general and administrative expenses                 8,701           449           175               82 (a)        9,407
                                                   -------------------------------------------------------------------------------
Income (loss) from operations                               (5,166)          (45)          (12)             (82)          (5,305)

Other income (expenses):
Interest Expense                                              (284)            -            (7)               -             (291)
Interest Income                                                449                           -                -              449
                                                   -------------------------------------------------------------------------------

Income (loss) before income taxes                           (5,001)          (45)          (19)             (82)          (5,147)


Income tax expense (benefit)                                  (775)           (6)           (3)             (33)(c)         (817)
                                                   -------------------------------------------------------------------------------

Net Income (loss)                                           (4,226)          (39)          (16)             (49)          (4,330)
                                                   ===============================================================================


Basic  net loss per share                                    (0.23)                                                        (0.24)
                                                   ================                                                   ============

Weighted Average number
  of shares used in
    computing basic net
        loss per share                                  18,183,473                                                    18,183,473
                                                   ================                                                   ============


                         PRT GROUP INC. AND SUBSIDIARIES
               NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                             STATEMENTS (UNAUDITED)

         For purposes of determining the pro forma effect of the acquisitions on the Company's pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 and the pro forma condensed consolidated balance sheet as of March 31, 1998, the following pro forma adjustments have been made (in thousands):

                                                                                           THREE MONTHS
                                                               YEAR ENDED                      ENDED
                                                              DEC. 31, 1997                MAR. 31, 1998
                                                              -------------               --------------
(a)  Increase in amortization from the increase in
     goodwill amortized on a straight-line basis
     over twenty years:

                                    CMR                         $     153
                                                                =========
                                    ACT                         $     596                    $    50
                                                                =========
                                    ISPI                        $     126                    $    32
                                                                =========                    -------

                                    TOTAL                                                    $    82
                                                                                             =======

(b) Increase in interest expense from issuance of $2,000,000 promissory note

                                    CMR                         $      97
                                                                =========

(c)   Adjustment of tax provision:
         Adjustment to historical tax provision
           (benefit) due to adjustments (a) and (b):

                                    CMR                         $    (149)
                                                                =========
                                    ACT                         $     (49)                   $   (20)
                                                                =========
                                    ISPI                        $     (52)                   $   (13)
                                                                =========                    -------

                                    TOTAL                                                    $   (33)
                                                                                             =======

(d) Cash paid for ISPI Acquisition                              $   2,700
          Net assets acquired                                         171
                                                                ---------
                Goodwill                                        $   2,529
                                                                =========


         The historical net income per share is based on the weighted average number of common shares outstanding during the respective periods. The pro forma net loss per share gives effect to the issuance of 119,181 shares of the Company's Common Stock as of January 1, 1997 in connection with the acquisition of CMR.